LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MARCH 10, 2011 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED JUNE 28, 2010, OF

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated June 28, 2010, as supplemented on February 8, 2011, March 1, 2011 and March 10, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated June 28, 2010, as supplemented on February 8, 2011 and March 1, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated February 28, 2010, are incorporated by reference into this Summary Prospectus.

The following text replaces the section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. Messrs. Leech, Walsh, Buchanan and Gardner have been portfolio managers for the fund since 2006. These portfolio managers work together with a broader investment management team.

The following text replaces the paragraph titled “More on fund management – Portfolio managers – Global High Yield Bond Portfolio” in the fund’s Prospectus:

Global High Yield Bond Portfolio. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. Messrs. Leech, Walsh, Buchanan and Gardner have been portfolio managers of the fund since March 2006. Messrs. Leech, Walsh, Buchanan and Gardner have been employed by Western Asset as portfolio managers for at least the past five years.

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